                                                                   Exhibit 10.45
                                                                   -------------

                  PROPERTY TRANSFER AND SETTLEMENT AGREEMENT


THIS PROPERTY TRANSFER AND SETTLEMENT AGREEMENT (the "Agreement") is entered
                                                       ---------
into this ___ day of January, 2000 by and between STI PROPERTIES, INC., a Delaware corporation ("STI"), SCOTT TECHNOLOGIES., INC., a De1aware corporation ("Scott"), COMMUNICATIONS INSTRUMENTS, INC:, a North. Carolina corporation ("CII"), STI, Scott, CII are hereinafter collectively referred to as the "Parties" and individually as a "Party".
 -------

                                   RECITALS
                                   --------

1. On July 2, 1996, STI (then known as Figgie Properties, Inc.), as landlord and CII, as tenant, entered into a certain Lease Agreement (the "Lease") pursuant to which STI leased to CII two parcels of land consisting of approximately two and one half (2.5) acres located at the northeast corner of North Main Street and Fifth Street in Mansfield, Ohio together with the improvements thereon, all fixtures, and certain personal property together described as the Demised Premises in Article 1 of the Lease, and are more particularly described on Exhibit A attached hereto and made a part hereof (the
                          ---------
"Real Property"), and on Exhibit B (listing fixtures and certain items of
 -------------           ---------
personal property)(the property described in Exhibits A and B shall hereinafter collectively be described as the "Demised Premises").
                                  ----------------

2. The term of the Lease commenced on July 2, 1996 and was to continue until June 30, 2006 unless sooner terminated as provided in the Lease.

3. Article 26 of the Lease establishes certain indemnification obligations which are applicable to STI (the "STI Indemnification Obligations") and those
                            -------------------------------
Obligations are as modified herein incorporated in and made apart of this Agreement and shall survive the Closing Date (as defined in Section 7.B. of this Agreement):


4. On July 2, 1996, Scott (then known as Figgie International, Inc.) and CII entered into a certain Environmental Remediation and Escrow Agreement (the "Remediation Agreement") pursuant to which Scott agreed to: (a) put certain
----------------------
funds in escrow for the payment of certain environmental remediation costs relating to the Real Property, and (b) perform certain environmental remediation activities relating to the Real Property.

5. In July 1996, Scott leased certain equipment to CII described on Exhibit C
                                                                    ---------
attached hereto and made a part hereof (the "Equipment") pursuant to certain
                                             ---------
equipment leases (the "Equipment Leases").
                       ----------------

6. The Parties desire to enter into this Agreement to: (a) provide the definitive agreement contemplated by the Memorandum of Understanding they signed on November 30, 1999 (b) terminate the Lease, the Remediation Agreement, and the Equipment Leases and all obligations that either Party has to the other except as expressly reserved or set forth in this Agreement, (c) set forth the terms and conditions under which STI will sell the Demised Premises and

                                                                   Exhibit 10.45
                                                                   -------------

Equipment to CII, (d) modify the STI Indemnification Obligations, and (e) set forth certain additional terms and conditions which are applicable to the Parties.


NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises of the Parties contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which each party expressly acknowledges, the Parties, intending to be legally bound, agree and covenant as follows:


1.   Termination of Lease. Effective as of the Closing Date, the Lease shall be
     ---------------------
deemed terminated and the Parties waive any claim that there was a breach of the Lease as of the Closing Date and neither Party shall have any further obligations or liabilities to the other) except as expressly reserved or set forth in this Agreement.

2. STI's Continuing Obligations and Liabilities Under the Lease.
   -------------------------------------------------------------

     A. STI's Indemnification Obligations If STI Does Not Obtain a Covenant Not to Sue From the State of Ohio. Effective as of the Closing Date, thereafter if STI is unable to obtain a covenant not to sue (the "CNS")
                                                                       ---
     from the State of Ohio Environmental Protection Agency (the "EPA") under Ohio's Voluntary Action Program (Chapter 3746 of the Ohio Revised Code and the regulations promulgated thereunder) (the "VAP.") for the Real Property,
                                                   ---
     STI's Indemnification Obligations shall continue as follows:

          (1) From the Closing Date until and including January 3, 2003, STI's Indemnification Obligations shall be limited to a maximum of five million dollars ($5,000,000);

          (2) From January 4, 2003 until and including January 3, 2005, STI's Indemnification Obligations shall be limited to a maximum of three million dollars ($3,000,000);

          (3) From January 4, 2005 until and including January 3, 2009, -STI's Indemnification Obligations shall be limited to a maximum of one million five hundred thousand dollars ($1,500,000); and

          (4) From and after January 4, 2009, STI's Indemnification Obligations shall be limited to a maximum of one million dollars($1,000,000).

     B.   -STI's Indemnification Obligations if STI Obtains A CNS From the EPA
          --------------------------------------------------------------------
  after the Closing Date.   Effective as of the Closing Date, if STI obtains a
  -----------------------
  CNS from the EPA under the VAP for the Real Property after the Closing Date, STI's Indemnification Obligations on receipt of such CNS shall continue thereafter as follows:

          (1) From the Closing Date until and including January 3, 2002. STI's Indemnification Obligations shall be limited to a maximum of five million dollars ($5,000,000);

                                                                   Exhibit 10.45
                                                                   -------------

          (2) From January 4, 2002 until and including January 3, 2004, STI's Indemnification Obligations shall be limited to a maximum of three million dollars ($3,000,000);

          (3) From January 4, 2004 until and including January 3, 2010, STI's Indemnification Obligations shall be limited to a maximum of five hundred thousand dollars ($500,000); and

          (4) From and after January 4, 2010, STI shall have no Indemnification Obligations.

   C. STI's Clean-Up Obligations. As soon as is reasonably practicable STI, at its own cost and expense, will: (1) in no event more than six months following the execution of this Agreement, remove the contaminated soil from the portion of the Real Property where the storage shed was located and regrade that area with clean soil and gravel and (2) close the groundwater monitoring wells on the Real Property when such wells are no longer necessary for STI's environmental activities at the Real Property (collectively, the "Identified Environmental Remediation Work"). In addition, to the Identified
    -----------------------------------------
   Environmental Remediation Work, in the event STI pursues a CNS for the Real Property. STI shall be responsible for paying the reasonable cost of any additional environmental clean up work, including any further environmental investigations, at the Real Property that is necessary to obtain the CNS. Payment of such additional costs shall not reduce STI's Indemnification Obligations as set forth in Sections 2.A, and 2.B. of this Agreement. The Identified Environmental Remediation Work and STI's pursuit of a CNS for the Real Property shall be collectively referred to herein as the "Remediation
                                                                  -----------
   Work."
   ----

3. Access to the Real Property. CII hereby grants entry and access to the Real
   ----------------------------
property to STI and/or STI's agents, employees, representatives and contractors, as necessary to conduct the Remediation Work. CII shall not materially interfere with STI's conduct of the Remediation Work, and STI shall use reasonable care in its conduct of the Remediation Work to not materially interfere with CII's normal business operations at the Real Property. STI shall have no liability to CII for any loss, damage, expense or other liability arising as a result of the interference with CII's normal business operations at the Real Property in the conduct of the Remediation Work by STI, if STI has used reasonable best efforts to minimize the disturbance of CII's ability to conduct business at the Real Property.

4. Termination of Remediation Agreement. Effective as of the Closing Date, the
   ------------------------------------
Existing Remediation Agreement shall be deemed completed and superseded by the terms and conditions of this Agreement and the Parties waive any claim that there was a breach of the Remediation Agreement. The Parties agree that on the Closing Date the Escrow Agent for the Remediation Agreement, Bank One Trust Company, NA. shall be instructed to immediately release to STI all funds in the escrow account created pursuant to the Remediation Agreement.

                                                                   Exhibit 10.45
                                                                   -------------

S. Termination of Equipment Leases. Effective as of the Closing Date, the
   -------------------------------
existing Equipment Leases shall be deemed terminated and the Parties waive any claim that there was a breach of the Equipment Leases.

6. CII Cooperation with STI. On and after the Closing Date CII shall at no cost
   ------------------------
to CII reasonably cooperate with STI in its efforts to pursue a CNS from the EPA under the VAP for the Real Property. If, as a condition to the issuance of the CNS, it is necessary that deed restrictions be placed on the Real Property limiting the Real Property to commercial or industrial usage and/or prohibiting the use or extraction of ground water at the Real Property, CII shall place such deed restrictions on the Real Property and such deed restrictions shall constitute Permitted Encumbrances (as defined in Section 7.C. of this Agreement),

7   Sale and Transfer of the Demised Premises and Equipment to CII.
    --------------------------------------------------------------

          A. Purchase Price; Payment and Escrow Agent. STI shall sell and CII shall purchase the Demised Premises and the Equipment for a total of two hundred thousand dollars ($200,000) (the "Purchase Price"). On or before January 7, 2000 (or the scheduled Closing Date if that is delayed pursuant to the terms of this Agreement), CII shall deliver the Purchase Price (less any amount deducted as a result of prorations described in Section 7.F. below) to Chicago Title Insurance Corporation (the "Escrow Agent") by wire transfer.
                                                ------------
              The Escrow Agent shall hold the funds and any other documents that are deposited with the Escrow Agent in accordance with this Agreement, subject to the Escrow Agent's usual conditions of acceptance where not contrary to the terms of this Agreement: The Escrow Agent is hereby authorized to close the transaction and make all prorations and allocations which, in accordance with Agreement are to be made between the Parties.

          B. Closing. The Closing of the sale of the Demised Premises and Equipment to CII shall take place on or before January 7, 2000, unless delay in accordance with Section 7.C. of this Agreement. The "Closing Date" shall be the date on which the sale of the Demised Premises and Equipment to CII actually closes.

C   Title Commitments, Title Objections, and Title Policy". STI has caused the Escrow Agent to issue and deliver to CII a Commitment for an Owners Policy of Title Insurance (the "Commitment") in the amount of the
                                       ----------
       Purchase Price together with legible copies of 311 documents identified in Schedule B, Section n of the Commitment. CII has provided STI with written notice (the "Title Objection Notice") of any restrictions,
                            ----------------------
       conditions, liens or encumbrances identified in the Commitment that are not acceptable to CII and which render title to the Real Property unmarketable. STI shall be obligated to commence and to diligently pursue the resolution or elimination of any restrictions, conditions, liens or
                         -----------
       encumbrances which are property identified in the Title Objection Notice. In the event that STI, despite reasonably diligent efforts, cannot resolve or eliminate a restriction, condition, lien or encumbrance identified in the Title Objection Notice prior to the Closing Date, the Closing Date shall be postponed for a period of up to thirty (30) days (during such time CII shall not be obligated to pay rent under the Lease) to allow STI to complete the resolution or elimination of the restriction, condition, lien or encumbrance at issue. The Parties acknowledge that the restrictions, condition, liens and/or encumbrances identified on Exhibit D
                                                                 ---------
attached hereto and made a part hereof shall not render the title unmarketable and shall be considered. "Permitted Encumbrances." On or before the Closing
                           -----------------------
Date, STI shall cause the Escrow Agent to issue a pro-forma ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of two hundred thousand
                         ------------
dollars ($200,000) insuring title to the Real Property in the name of CII and excepting from such coverage only the Permitted Encumbrances. STI and CII shall execute and deliver to the Escrow Agent such affidavits as the Escrow Agent may require in order for the deletion of the so-called standard exceptions from the Title Policy.

D. Limited Warranty Deed and Bill of Sale. On or before January 7, 2000 (or the scheduled Closing Date if that is delayed pursuant the terms of this Agreement), STI shall deliver to the Escrow Agent a duly executed, witnessed and acknowledged limited warranty deed (the "Deed") pursuant to which STI transfers
                                         ----
the Demised Premises to CII, subject only to the Pemlined Encumbrances. On or before January 7, 2000 (or the scheduled Closing Date if that is delayed pursuant to the terms of this Agreement), Scott shall deliver to Escrow Agent a Bill of Sale pursuant to which the Equipment is transferred to CII free and clear of any liens and encumbrances.

E. Delivery of Plans and Assignment of Warranties. At or prior to the Closing Date, STI and/or Scott shall use reasonable efforts to deliver to CII all plans, drawings, specifications etc. of the buildings on and other improvements to the Real Property, if any. The Parties acknowledge that substantially all of such documents, if any, were delivered to CII at the commencement of the Lease in 1996. STI has delivered to CII the existing roof warranty applicable to the Real Property.

     F.   Costs; Expenses and Prorations.

     1. Escrow Agent shall charge STI with; (a) one-half (1/2) of the escrow fee, if any, (b) the conveyance fee required by law to be paid at the time the Deed is recorded, (c) the cost of canceling of record any lien on the Demised Premises, and (d) the cost of the Title Policy.

     2. Escrow Agent shall charge CII (a) one-ha1f (1/2) of the escrow fee, if any, (b) all recording fees, and (c) all other and expenses incurred by the Escrow Agent associated with the transfer of the Demised Premises and Equipment to CII.

     3. The Parties acknowledge and agree that: (a) at the commencement of the Lease CII deposited with STI a security deposit in the amount of Forty Thousand Dollars ($40,000) (the "Deposit"), (b) as of the date of this Agreement, STI has collected and is holding Nine Thousand Eighty-One and 34/l00 Dollars ($9,081.34) of deposits made by CII during 1999 for the payment of real estate taxes on the Real Property that become due in 2000 (the "1999 Tax Deposit AmoW1t"), (c) STI owes CII Five Thousand Eight Hundred Fifty-Six and 55/l00 Dollars ($5,856.55) for deposits made by CII in 1996 (the "1996 Tax Deposit Amount"), and (d) the Deposit will be split equally between the Parties. In order to effectuate the foregoing agreements; (x) at Closing, CII will receive a credit against the Purchase Price in the amount of Thirty-Four Thousand Nine Hundred Thirty-Seven and 89/100 Dollars ($34,937.89) (the sum of one-half (1/2) of the Deposit, the entire 1999 Tax Deposit Amount, and the entire 1996 Tax Deposit Amount), and (y) STI shall be entitled to retain the Deposit, the 1999 Tax Deposit Amount, and the 1996 Tax Deposit Amount that it currently holds, and (z) CII shall be responsible for paying all real estate taxes and assessments that are payable in January of 2000 and thereafter,

     G. Casualty and Condemnation. If, between the date this Agreement is fully executed and the Closing Date, the Real Property or any material portion thereof is damaged, or destroyed by fire or other cause, or title to or use of the Real Property or any material portion thereof is taken by exercise of condemnation or eminent domain or by any amicable acquisition in lieu thereof, then in such event, CII shall have the right terminate this Agreement with no further obligation hereunder. In such event, the entire insurance proceeds payable to STI on account of such damage or destruction or the net proceeds payable to STI for such taking shall be paid over to STI.


8. As-Is Purchase. CII ACKNOWLEDGES THAT IT IS ACCEPTING THE DEMISED PREMISES
   --------------
AND EQUIPMENT IN "AS-IS" "WHERE-IS" CONDITION WITH ALL FAULTS AND THAT STI AND SCOTT ARE PROVIDING NO WARRANTY OR REPRESENTATION REGARDING THE PHYSICAL CONDITION OF THE DEMISED PREMISES OR EQUIPMENT OR ITS SUIT ABILITY FOR A PARTICULAR USE OR PURPOSE.

9. Release and Reservation of Rights by CII of STI and Scott. Effective as of
   ---------------------------------------------------------
the Closing Date, except as expressly provided in this Agreement or reserved herein, CII irrevocably acquits, discharges and forever releases STI and Scott and their officers, directors, and shareholders, employees from any and all causes of action, claims, liens, injuries, damages, suits, losses, debts, demands, 1iabilities and obligations, asserted and unasserted, known and unknown, of any nature of kind, arising out of or related to the Demised Premises, the Lease; the Remediation Agreement or the Equipment Leases except that CII expressly reserves any rights it may have under the Article 26 of the Lease as modified by this Agreement, under the Asset Purchase Agreement between the Parties dated as of June 27, 1996 (except for liabilities, rights or obligations described in the Asset Purchase Agreement that are expressly addressed by this Agreement), and any non-contractual claim or right to contribution or indemnity it may have under common law or statute (including CERCLA) in the event of a third party claim against it relating to environmental conditions at or emanating from the Demised Premises.

10. Release and Reservation of Rights by STI and Scott of CII. Effective as of
    ---------------------------------------------------------
the Closing Date, except as expressly provided in this Agreement or reserved herein, STI and Scott irrevocably acquit, discharge and forever release CII and its officers, directors, shareholders, and employees from any and all causes of action, claims, liens, injuries, damages, suits, losses, debts, demands, liabilities, and obligations, asserted and unasserted, known and unknown, of any nature of kind, arising out of or related to the Demised Premises, the Lease, the Remediation Agreement or the Equipment Leases except that can expressly reserves any rights it may have under the

Article 26 of the Lease as modified by this Agreement under the Asset Purchase Agreement (except for liabilities, rights or obligations described in the Asset Purchase Agreement that are expressly addressed by this Agreement), and any non-contractual claim or right to contribution or indemnity it may have under common law or statute (including CERCLA) in the event of a third party claim against it relating to environmental conditions at or emanating from the Demised Premises,

11. No Admission of Liability. The Parties expressly acknowledge that their
    -------------------------
agreement to enter into and sign this Agreement shall not in any way be construed as an admission of responsibility, obligation or liability. This settlement is intended merely to avoid further dispute. Except as expressly provided or reserved in this Agreement, the Parties agree that this Agreement is made as a good faith settlement of all matters between the arising out of or relating to the Demised Premises, the Lease, the Remediation Agreement or the Equipment Leases.

12.  Significance of Agreement. The Parties declare and acknowledge that the
     -------------------------
terms of this Agreement have been completely read, are fully understood) and voluntarily accepted. Except for those potential rights and claims reserved in this Agreement or as otherwise provided in this Agreement, the Parties acknowledge that the Agreement is entered into for the purpose of making a full and final compromise, adjustment, and settlement of all claims, disputed or otherwise, that any of the Parties may have against the others, arising out of or related to the Demised Premises, the Lease, the Remediation Agreement or the Equipment Leases and for the express purpose of settling and concluding forever any further or additional claims of any nature or kind whatsoever related thereto. This Agreement has been prepared through the combined efforts of the Parties and each Party has had the assistance and advice of counsel in reviewing this Agreement.

13. No Disclosure. Except as required by law or as is reasonably necessary to
    -------------
facilitate a Party's satisfaction of its obligation under this Agreement, neither party will disclose to any other person or entity other than its agents and employees the amount or the terms and conditions of this Agreement or any facts or circumstances giving rise to this Agreement.

14. Legal Fees. Each party shall be responsible for its own legal fees and
    ----------
expenses with respect to this Agreement. Should a dispute arise as to the interpretation of this Agreement, the prevailing party in any litigation or arbitration related to such dispute shall be entitled to recover from the other party his reasonable attorney's fees and expenses.

15. Significance of Recitals. The recitals at the beginning of this Agreement
    --------------------------
are intended to be covenants of the Parties, are a material part of this Agreement, and are binding on the Parties.

16. Choice of Law. This Agreement shall be governed by the laws of the State of
    -------------
Ohio.

17.  No Brokers. The Parties represent to each other that no broker, consultant,
     ----------
or finder has been hired, employed, or engaged in connection with the negotiation of this Agreement or the consummation of the purchase of the property contemplated by this offer. The Parties covenant and agree with each other to indemnify the other against liability arising from any claim that these representations and warranties are untrue. The party against whom the claim is asserted shall deal exclusively with such claim.

18. Entire Agreement. This Agreement and Exhibits A, B, C, and D embody the
    ----------------
entire agreement of the Parties with respect to the subject matter involved. All previous communications or agreements, whether written or oral, between and among the Parties and/or their attorneys relating to the subject matter hereof, are superseded unless expressly incorporated and made a part of this Agreement, except for the Asset Purchase Agreement. In any conflict between the terms of this Agreement and the Asset Purchase Agreement, the terms of this Agreement shall be controlling.

19. Survival/Binding Agreement.  The obligations of the Parties described in
    --------------------------
Article 26 of the Lease as modified herein in Sections 2, 3, 6, 8, 9, 10, 13, 14, 16, 20 and this Section 19 shall survive the Closing Date. This Agreement shall be binding on the Parties and their respective successors and assigns.

20. Multiple Counterparts. This Agreement may be executed on separate signature
    ---------------------
pages by each of the Parties and will be deemed fully executed when each Party has signed and delivered a signature page for the other Party. Original signatures transmitted by facsimile are acceptable. All executed signature pages will be aggregated and attached to this Agreement and will constitute the entire Agreement of the Parties.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph above.


                    STI PROPERTIES, INC.;

                    By:  ___________________________________________

                    Its:    ________________________________________



                    SCOTT TECHNOLOGIES, INC.:

                    By:  ___________________________________________

                    Its:    ________________________________________


                    COMMUNICATIONS INSTRUMENTS, INC.:


                    By:  /s/ [SIGNATURE ILLEGIBLE]^^
                       ---------------------------------------------

                    Its: President
                        --------------------------------------------
                        Jan 6, 2000

                                                                   Exhibit 10.45
                                                                   -------------

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph above.


                    STI PROPERTIES, INC.:

                    By:/s/ [ILLEGIBLE]^^
                       -----------------------------------------

                    Its: VICE  PRESIDENT
                        ----------------------------------------


                    SCOTT TECHNOLOGIES, INC.:


                    By:
                       -----------------------------------------

                    Its:
                        ----------------------------------------

                    COMMUNICATIONS INSTRUMENTS, INC.:


                    By:  _______________________________________


                    Its:  ______________________________________

                                                                   Exhibit 10.45
                                                                   -------------

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the first paragraph above.

STI PROPERTIES, INC.:

By: __________________________________

Its: _________________________________



SCOTT TECHNOLOGIES, INC.:








COMMUNICATIONS INSTRUMENTS, INC.:


By: __________________________________

Its: _________________________________

                                                                   EXHIBIT 10.45
                                                                   -------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

                                   Parcel #1
                                   ---------

Situated in the State of Ohio, County of Richland, City of Mansfield, and known as being all of Lot No.298 and part of Lot Nos. 295 and 299 of the consecutively numbered lots of the City of Mansfield, also known as being part of Lot Nos.
15, 18 and 19 in Bentley's Addition as recorded in Plat Volume 1, Page 43, and further bounded and described as follows:

Commencing at the intersection of the East line of North Main Street (60 feet wide) with the South line of East Sixth Street (60 feet wide);

Thence South 09(degrees)30'00" West, along the East line of North Main Street, a record distance of 290.00 feet, to the Southwest corner of a parcel now or formerly owned by the City of Mansfield as recorded in Deed Volume 896 Page 650 of the Richland County records, referenced by a 5181' rebar with ID cap "Bock & Clark" set South 09(degrees)30'00" West, 5.00 feet, said point also being "TRUE PLACE OF BEGINNING" of the Parcel herein described;

Thence, South 80(degrees)37'07" East, along the South line of the aforesaid City of Mansfield parcel. 180.89 feet to a point, referenced by a 518" rebar with ID cap "Bock & Clark" found North 80(degrees)37'07" West, 6.00 feet;

Thence. South 09Q32'33" West, 160,00 feet to a point on the centerline of Hill Alley, now vacated, referenced by a railroad spike found North 21(degrees)27'47" West, 11.65 feet;

Thence North 80Q37'07" West, along the centerline of Hill Alley, now vacated,
107.52 feet to the Southeast corner of a parcel now or formerly owned by the City of Mansfield as recorded in Deed Volume 908 Page 729 of the Richland County records, referenced by a drill hole found North 09(degrees)30'00" East, 10.00 feet;

Thence North 09(degrees)301.00" East, along the East line of the last mentioned City of Mansfield parcel, 70.00 feet to the Northeast corner thereof and a 518" rebar found;

Thence North 80(degrees).37'07" West. 73.25 feet to a point on the East line of North Main Street and a 518" rebar with ID cap "Bock & Clark" found;

Thence North 09(degrees)30'00" East, along the East line of North Main Street,
90.00 feet to the "TRUE PLACE OF BEGINNING" and containing 0.5465 acres of land (23805 sq. ft.), more or less, as calculated by the above courses by Steven w. Clutter. Ohio Registered Surveyor No.7655, for and on behalf of Bock & Clark under Project No.96165, and subject to all legal highways and easements of record.

                                   Parcel #2
                                   ---------

     Situated in the State of Ohio, County of Richland, City of Mansfield, and known as being all of Lot Nos. 288, 289, 292, 293, 294, 2572, 2573, 2574, 2575,
2576, and 2577 of the consecutively numbered lots of the City of Mansfield, also known as being part of Lot Nos. 7, 8, 9, 10, 11, 12, 13 and 14 in Bentley's Addition as recorded in Plat Volume 1, Page 43, and further bounded and described as follows:

     Commencing at a drill hole found at the intersection of the North line of East Fifth Street (60 feet wide) with the West line of North Diamond Street (60 feet wide), said point also being the "TRUE PLACE OF BEGINNING" of the parcel herein described;

     Thence, North 80(degrees)29'07" West, along the North line of East Fifth Street, 361.18 feet to a railroad spike found on the East line of North Main Street;

     Thence, North 09(degrees)30100" East, along the East line of North Main Street, 251.02 feet to a point on the centerline of Hill Alley, now vacated, referenced by a drill hole found South 09(degrees)30'00" West, 10.00 feet;

     Thence South 80(degrees)37'07" East, along the center line of Hill Alley, now vacated, 361.58 feet to a point on the West line of North Diamond Street, referenced by a railroad spike found South 09(degrees)35'04" West, 10.00 feet;

     Thence South 09(degrees)35'04" West, along the West line of North Diamond Street, 251.86 feet to the "TRUE PLACE OF BEGINNING" and containing 2.0859 acres of land (90862 sq. feet), more or less. as calculated by the above courses by Steven w. Clutter. Ohio Registered Surveyor No. 7655, for and on behalf of Bock & Clark under Project No.96165, and subject to all legal highways and easements of record.

                                                                   Exhibit 10.45
                                                                   -------------


                                   EXHIBIT B
                                   ---------


      Book entries on Hartman Electric Division of Figgie International, Inc. setting forth the amount of fixed asset additions to Demised Premises, Mansfield, Ohio and certain supporting schedules.

HARTMAN ELECTRICAL - FIXED ASSETS
                                                                                   Net
                                             Balance @           1995            Book Value        1995              Balabnce
                                             12/31/95          Accum Depr        @ 12/31/95      Accum Depr          @ 4/30/96
                                           --------------------------------------------------------------------------------------
16020100 Land                                155,041.89                          155,041.89                           155,041.89
16020300 Land - Malone Building               10,000.00                           10,000.00                            10,000.00
16020400 Land - Tucker Building               10,000.00                           10,000.00                            10,000.00
16020500 Land - Parking Lot                   29,990.00                           29,990.00                            29,990.00
                                           ---------------------------------------------------------------------------------------
                                             205,031.89                 0.00     205,031.89            0.00           205,031.89

16200100 Building                            300,472.30          (284,616.55)     15,855.75         (504.18)           15,351.57
16220100 Building Improvements               632,561.41          (208,078.47)    424,482.94      (21,085.35)          403,397.59
16220200 Building Emer Facility              200,825.54          (200,825.54)          0.00            0.00                 0.00
                                           ---------------------------------------------------------------------------------------
                                           1,133,859.25          (693,520.56)    440,338.69      (21,589.53)          418,749.16


                   Additions            Cost                                   Additions                Cost
                   per Year             Base                                   per Year                 Base
                   ----------------------------                                -----------------------------

                     1943             49,868.00                                  1989
                     1955              9,102.00                                  1990
                     1957            127,159.00                                  1991             247,354.05
                     1957                976.00                                  1992             110,949.52
                     1960              1,799.00                                  1993             233,718.96
                     1960                186.00                                  1994              50,538.88
                     1961                833.00
                     1963              2,134.00
                     1963              2,365.00
                     1963                464.00
                     1963              1,427.00
                     1963             52,114.00
                   1966 DP            45,794.80
                     1989              6,250.00
                   ----------------------------                                -----------------------------
                    TOTAL            300,472.30                                 TOTAL             632,561.41

                                                                   Exhibit 10.45
                                                                   -------------


                        DETAIL OF BUILDING IMPROVEMENTS
                               Additions by Year

===============================================================================
                                1991 ADDITIONS
===============================================================================
AR #41060             WHITE TORNADO                                  160,601.74
-------------------------------------------------------------------------------
AR #41064             OSCILLOSCOPES                                    3,874.00
-------------------------------------------------------------------------------
AR #41066             VIBRATION CHAMBER                               38,478.31
-------------------------------------------------------------------------------
AR #41068             CAE EQUIPMENT                                    7,528.95
-------------------------------------------------------------------------------
NON-AR CHRGS                                                          90,871.05
-------------------------------------------------------------------------------

                                             1991 TOTAL              247,354.05
-------------------------------------------------------------------------------



===============================================================================
                                1992 ADDITIONS
===============================================================================
                                    817180
                                  BLDG. IMP.
-------------------------------------------------------------------------------
AR #41074             PERFORMANCE BOND POLICY                          2,196.00
-------------------------------------------------------------------------------
AR #41074             ROOF REPLACEMENT                                79,200.00
-------------------------------------------------------------------------------
AR #41074             ROOF REPLACEMENT                                18,457.00
-------------------------------------------------------------------------------
AR #41068             1991 CIP - Design - Eng/Install Sink             1,252.52
-------------------------------------------------------------------------------
AR #41068             Design - Eng/Install office - Eng                3,740.00
-------------------------------------------------------------------------------
AR #41060             1991 CIP - Relocate Trimax Control System        6,104.00
-------------------------------------------------------------------------------

                                             1992 TOTAL              110,949.52
-------------------------------------------------------------------------------


===============================================================================
                                1993 ADDITIONS
===============================================================================
                      ROOF DECK REPLACEMENT                           19,503.00
-------------------------------------------------------------------------------
                      ELECTRICAL SYSTEM REPLACEMENT                  204,215.96
-------------------------------------------------------------------------------

                                             1993 TOTAL              223,718.96
-------------------------------------------------------------------------------


                                   Exhibit B

                                                                   Exhibit 10.45
                                                                   -------------

==================================================================================================================================
                                                          1994 ADDITIONS
                                                          AS OF 12/31/94
==================================================================================================================================
  07/19/94     COMPRESSOR FOR A/C ACCT. OFFICE                   - Transfer from CIP                                  $  2,310.17
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     ELECTRICAL WORK ASSY AREA                         - Transfer from CIP                6,032.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     ELECTRICAL WORK ASSY AREA                         - Transfer from CIP                3,552.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     INSTALL WEST WING A/C                             - Transfer from CIP                3,680.10
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     INSTALL HOT WATER HEATER                          - Transfer from CIP                2,037.70
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     Install Electric Heating - Assembly               - Transfer from CIP                1,317.19
 ---------------------------------------------------------------------------------------------------------------------------------
  10/31/94     PLATING ROOM MODIFICATIONS                        - Transfer from CIP                3,912.48
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     ELECTRICAL WORK ASSY AREA                         - Transfer from CIP                  370.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     BUILT-IN CABINETS                                 - Transfer from CIP                3,241.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     WALL LOCKERS/CONF. TABLE/LABOR                    - Transfer from CIP                1,690.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     VARIOUS BLDG. REMODEL PROJECTS                    - Transfer from CIP               42,054,44
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     INSTALL EMERGENCY LIGHTS                          - Transfer from CIP                1,040.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     SINK, AIR LINES & HANGERS in new cell             - Transfer from CIP                4,550.54
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     PHONE SYSTEM ROOM                                 - Transfer from CIP                  300.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     OFFICE/DOOR & MACH. SHOP RENOV.                   - Transfer from CIP               11,679.50
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     GUARD BAKLIGHT FIXSTEEL DOOR                      - Transfer from CIP                4,240.00
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     OFFICES                                           - Transfer from CIP                3,332.50
----------------------------------------------------------------------------------------------------------------------------------
  10/31/94     ROOF TOP EXHAUST SYSTEM                           - Transfer from CIP                9,032.06           103,966.71
----------------------------------------------------------------------------------------------------------------------------------
               TRANSFER (OUT) TO OTHER DIVISIONS                                                                       106,276.88
----------------------------------------------------------------------------------------------------------------------------------
  09/30/94     ESD BENCHES                                       SCOTT AVIATION                   (43,942.00)
----------------------------------------------------------------------------------------------------------------------------------
  09/30/94     ESD BENCHES GSA                                   FIGGIE POWER                     (11,XXX.XX)          (23,XXX.00)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           1994 TOTAL  $50,538.88
----------------------------------------------------------------------------------------------------------------------------------


                                   Exhibit B

                                                                   Exhibit 10.45
                                                                   -------------

                                   EXHIBIT C
                                   ---------

                               LEASED EQUIPMENT
                               ----------------


1. Wysong PH60-72 Press Brake -Serial No. HP-B41-103

2. Stong Tool Powermatic 15 in. Bench Drill Press Heads -Models No. 1150A; Serial Nos. 931SV 120, 121, 122, 123, 124 & 125

3. TrompfTC500 Punch-in Center -Serial No. 040166

4. Chiron F2-12W Machine Center -Serial No. 470-42

                                                                   Exhibit 10.45
                                                                   -------------


                                   EXHIBIT D
                                   ---------

                         PERMITTED TITLE ENCUMBRANCES
                         ----------------------------



All legal highways, building and zoning ordinances, easements, conditions and restrictions of record, and real estate taxes and assessments, which are a lien but are not yet due and payable.